UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2026

DAUCH CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171
(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198
(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AXL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On February 3, 2026, Dauch Corporation, a Delaware corporation (the “Company”), completed its previously announced recommended offer to acquire the entire issued and to be issued share capital of Dowlais Group plc (“Dowlais”), a public limited company incorporated in England and Wales (the “Business Combination”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described above in the Introductory Note, on February 3, 2026, the Company completed the Business Combination. The Business Combination was effected by means of a court-sanctioned scheme of arrangement between Dowlais and shareholders of Dowlais under Part 26 of the UK Companies Act 2006, as amended.

As previously disclosed, on January 29, 2025, the Company released an announcement pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers disclosing the terms of the Business Combination (the “Rule 2.7 Announcement”), pursuant to which, shareholders of Dowlais (“Dowlais Shareholders”) would receive, for each ordinary share of 1 pence each in the capital of Dowlais (each, a “Dowlais Share” and, collectively, the “Dowlais Shares”) held by such Dowlais Shareholder, 43 pence per share in cash and 0.0881 new shares of common stock of the Company, par value $0.01 per share (“Dauch Common Stock,” and each share thereof, a “Dauch Share” and, collectively, the “Dauch Shares”). The Company will issue 116,971,634 Dauch Shares as part of the consideration in the Business Combination (each such Dauch Share to be issued to Dowlais Shareholders in connection with the Business Combination, a “New Dauch Share” and, collectively, the “New Dauch Shares”).

Trading of Dowlais Shares on the London Stock Exchange (the “LSE”) was suspended prior to the commencement of trading on February 3, 2026. It is expected that trading of Dowlais Shares on the LSE will be canceled with effect from 8:00 a.m. GMT on February 4, 2026.

It is expected that (i) the New Dauch Shares will begin trading on the New York Stock Exchange (the “NYSE”) under the symbol “AXL” on February 4, 2026, (ii) Dauch Shares, including the New Dauch Shares, will begin trading on the LSE (via a secondary listing) under the symbol “DCH” on February 4, 2026, and (iii) Dauch Shares, including the New Dauch Shares, will begin trading on the NYSE under the symbol “DCH” on February 5, 2026.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by reference to the Rule 2.7 Announcement, which is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 29, 2025, and the Co-operation Agreement, entered into on January 29, 2025, between the Company and Dowlais in connection with the Business Combination (the “Co-operation Agreement”), which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 29, 2025, and which are each incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

As described in Item 2.01 of this Current Report on Form 8-K, the Company will issue 116,971,634 New Dauch Shares as part of the consideration in the Business Combination (the “Share Issuance”). The New Dauch Shares will be issued in reliance on the exemption from registration pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2026, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company approved performance equity incentive awards (the “Breakout Awards”) for several of its executives, including certain named executive officers, and on January 29, 2026, the Board approved the Breakout Award for David C. Dauch, the Company’s Chairman & Chief Executive Officer, in each case, under the Amended and Restated American Axle & Manufacturing Holdings, Inc. 2018 Omnibus Incentive Plan (the “Plan”). The Breakout Awards are intended to drive superior performance that is aligned with the Company’s investors, with achievement based on the highest average share price of Dauch Shares achieved over a 20-day trading period during the measurement period ending March 31, 2029 (“Performance Period”). If the average price of a Dauch Share (measured every trading day based on the 20 trading-day average) remains above $12.00 over a 20 trading-day period, 100% of the target award would be considered earned, with the payout increasing incrementally by $1.00 and 20%, respectively, up to a maximum of $22.00 and corresponding payout percentage of 300%. A participant must generally remain employed with the Company through the end of the Performance Period to vest into 50% of the earned award and through the one-year anniversary of that date to vest into the other 50% of the award, except for any earned amounts through the termination date in cases of a termination due to death and disability or a pro-rata portion of any such earned amounts upon a termination without cause. The Breakout Awards were granted on February 2, 2026. Mr. Dauch will have a target award amount of 575,758 Dauch Shares; Michael J. Lynch, President & Chief Operating Officer, will have a target award amount of 287,879 Dauch Shares; and Christopher J. May, Executive Vice President & Chief Financial Officer, will have a target award amount of 287,879 Dauch Shares.

The foregoing description of the terms of the Breakout Awards does not purport to be complete and is qualified in its entirety by reference to the form of Breakout Award agreement, which the Company intends to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2026.

Item 8.01.	Other Events.

On February 3, 2026, the Company issued a press release (the “Press Release”) announcing the completion of the Business Combination. A copy of the Press Release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The information required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days following the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days following the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1	Co-operation Agreement, dated January 29, 2025, between the Company and Dowlais (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 29, 2025).
99.1	Rule 2.7 Announcement, dated January 29, 2025 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 29, 2025).
99.2	Press Release, dated February 3, 2026.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K, and the documents incorporated by reference into this Current Report on Form 8-K, contain statements concerning the Company’s expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to (i) adverse effects on the market price of the Company’s or Dowlais’s operating results; (ii) the effect of the announcement or completion of the Business Combination on the Company’s or Dowlais’s business relationships, operating results and business generally; (iii) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; (iv) business and management strategies and the expansion and growth of the operations of the Company or the Dowlais; and (v) the effects of government regulation on the business of the Company or Dowlais. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect the Company’s future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or the Company’s management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties related to the Company include factors detailed in the reports the Company files with the Securities and Exchange Commission, including those described under “Risk Factors” in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. It is not possible to foresee or identify all such factors and the Company makes no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

DAUCH CORPORATION

Date: February 3, 2026	By:	/s/ Christopher J. May
Christopher J. May
Executive Vice President & Chief Financial Officer